Exhibit 10.2

                                  Exhibit 10.2

$3,225,000.00                                                   OCTOBER 18, 2000

          FOR VALUE RECEIVED, SURGILIGHT, INC. (the "Borrower"), unconditionally promises to pay to PREMIER LASER SYSTEMS, INC. (the "Lender") a total of $3,225,000.00 (the "Original Principal") in the manner and at the place hereinafter provided on the following dates:

          (1) On December 15, 2000, $1,000,000.00;

          (2) On January 15, 2001, $1,000,000.00;

          (3) On February 15, 2001, $725,000.00;

          (4) On February 28, 2001, $500,000.00.

          Section 1. Payments. All payments in respect of this Note shall be made by wire transfer per the Wire Transfer Instructions attached hereto as
Exhibit 1. Whenever any payment on this Note is stated to be due on a day that is not a Business Day, such payment shall instead be made on the next Business Day, and such extension of time shall be included in the computation of interest payable on this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday under the laws of the State of California or any other day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

          Section 2. Voluntary Prepayments. The Borrower shall have the right at any time and from time to time to prepay the principal of this Note in whole or in part, without premium or penalty.

          Section 3. Mandatory Prepayments. The outstanding principal amount under this Note shall be prepaid from the proceeds of any sale, assignment, or transfer for value of the Collateral (as defined in the Pledge and Security Agreement (the "Pledge Agreement") dated as of the date hereof by and between Borrower and Lender), except for the proceeds of the sale of inventory in the ordinary course of business as provided for in Section 7 of the Pledge Agreement. Not later than the business day after the proceeds are received by Borrower, the Borrower shall pay to the Lender the lesser of (i) the amount of such proceeds or (ii) the unpaid principal amount under this Note made by the Lender to the Borrower hereunder and any accrued, unpaid interest thereon.

          Section 4. Interest. In the event that Borrower has failed to pay the full amount of the Original Principal by March 1, 2001, the Borrower promises to pay, in addition to the unpaid principal, interest on the unpaid principal amount thereof from the date on which the Event of Default resulting from Borrower's failure to pay such principal under this Note occurred until paid in full at a rate equal to ten percent (10.0%) per annum. All computations of interest shall be made by the Lender on the basis of a 365 day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day). In no event shall the interest rate payable on this Note exceed the maximum rate of interest permitted to be charged under applicable law.

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          Section 5. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default":

          (a) failure of the Borrower to pay any principal under this Note when due, whether at stated maturity, declaration, acceleration, demand, mandatory prepayment or otherwise;

          (b) a default by Borrower under (i) the Purchase Agreement dated as of September 23, 2000 by and between Borrower and Lender, (ii) the Patent Assignment and License Agreement dated as of October 18, 2000 by and between Borrower and Lender, or (iii) the Pledge Agreement.

          (c) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Borrower under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Borrower for all or a substantial part of its property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Borrower, and, in the case of any event described in this clause
     (ii), such event shall have continued for 90 days unless dismissed, bonded or discharged; or

          (d) an order for relief shall be entered with respect to the Borrower or the Borrower shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Borrower shall make an assignment for the benefit of creditors; or

          Section 6. Remedies. Upon the occurrence of any Event of Default specified above, the outstanding principal amount of this Note shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Borrower).

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          Section 7. Miscellaneous.


          (a) All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telefacsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered as follows: if to the Borrower, at its address specified opposite the Borrower's signature below; and if to the Lender, at the address specified in Section 2 hereof, or in each case at such other address as shall be designated by the Lender or the Borrower. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

          (b) The Borrower promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with any modification of this Note or any collection and enforcement of this Note.

          (c) No failure or delay on the part of the Lender to exercise any right, power or privilege under this Note shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that the Lender would otherwise have.

          (d) The Borrower hereby consents to renewals and extensions of time at or after the maturity of this Note, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law.

          (e) If any provision in or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (f) This Note shall be binding upon the Borrower and the Lender and their respective successors and assigns. None of the terms or provisions of this Note may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Lender and the Borrower. This Note may not be assigned by either party without the prior written consent of the other party.

          THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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          IN WITNESS WHEREOF, The Borrower has caused this Note to be executed and delivered as of the day and year first above written.



                                            SURGILIGHT, INC.

                                            By:  /s/  J.T. Lin
                                               ------------------------------
                                                      J.T. Lin, President and
                                                      Chief Executive Officer,
                                                      SurgiLight, Inc.

                                            SurgiLight, Inc.
                                            12001 Science Drive, Suite 140
                                            Orland, Florida 32826


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